UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 17, 2025, Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” and the “company”) entered into an Exchange Agreement dated as of the same day pursuant to which we agreed to issue to a single individual 6,332,692 shares of common stock of the company valued for this purpose at approximately $0.38 per share (the “Exchange Shares”) and a convertible promissory note in the principal amount of $600,000 (the “Exchange Note” and together with the Exchange Shares, the “Exchange Securities”) in exchange for the surrender for cancellation and satisfaction of the principal amount of an outstanding convertible promissory note currently due and payable in the principal amount of $3,000,000 (the “Subject Note”). The Subject Note bore interest at the annual rate of 10%, payable semi-annually, and was convertible at the election of the holder into shares of our common stock at the conversion price of $0.13 per share. The Exchange Note will bear interest at the annual rate of 10%, payable semi-annually, and is convertible at an initial conversion price of $0.01 per share which is subject to adjustment as of the end of each three-month period following issuance of the Exchange Note to equal the average “VWAP” of the common stock as of the end of such three-month period if less than the then-conversion price, and subject to further adjustment for stock splits, reverse stock splits and similar events. The principal amount of the Exchange Note is due on demand. No additional consideration was paid in connection with the exchange.

The foregoing description of the material terms of the Exchange Agreement and the Exchange Note is not complete and is qualified by reference to the full text of the same, copies of which are filed as exhibits hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 of this Report with respect to the Exchange Securities is hereby incorporated herein by reference.

Item 3.02 Unregistered Sale of Securities

The information in Item 1.01 of this Report regarding the issuance of the Exchange Securities is hereby incorporated herein by reference. The Exchange Securities will be issued without registration under the Securities Act of 1933, as amended, in reliance on the exemption from registration under Section 3(a)(9) of such Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2025	Emmaus Life Sciences, Inc.

	By:	/s/ WILLIS LEE
Willis Lee
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Convertible Promissory Note issued December 17. 2025
10.1	Exchange Agreement dated as of December 17, 2025
104	Cover Page Interactive Date File (embedded within Inline XBRL document)

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